SECOND AMENDMENT AND CONSENT

                  SECOND AMENDMENT AND CONSENT (this "AMENDMENT"), dated as of October 26, 1999, to the Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio Communications Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings") and certain Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers.

                                    RECITALS

      1. Capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

      2. The Borrower has requested the ability to (a) incur indebtedness in favor of one or more sellers in connection with Permitted Acquisitions and (b) secure certain of that indebtedness.

      3. The Borrower has requested that it be permitted to issue additional senior subordinated notes that will be substantially the same as the Senior Subordinated Notes (the "Additional Senior Subordinated Notes") and that Holdings be permitted to issue Preferred Stock (the "Holdings Preferred Stock").

      4. The Borrower has requested the ability to increase the Revolving Commitments or the aggregate Tranche B Term Loan Amount by an additional $30,000,000.

      5. MEM desires to make a subordinated loan to Holdings or Borrower in an aggregate principal amount of $20,000,000 pursuant to a promissory note, a copy of which is attached hereto as Annex A (the "Subordinated Note").

      6. The Borrower has requested the consent of Requisite Lenders to the terms and conditions of the Subordinated Note as currently required by the Credit Agreement. If the Subordinated Note is approved by Requisite Lenders pursuant to this Amendment, the loan incurred pursuant to the Subordinated Note will constitute "Permitted Sponsor Subordinated Debt" as permitted by Section 6.1(f) of the Credit Agreement.

      7. The Borrower has requested that Requisite Lenders approve the form of the Subordinated Note for use in connection with future issuances of Permitted Sponsor

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      Subordinated Debt, and, if approved, the Subordinated Note will constitute a permitted form of "Permitted Sponsor Debt Agreement" and will be added as Exhibit J to the Credit Agreement.

      8. The Borrower has requested that the Credit Agreement be amended in order to permit the Borrower to repay certain Permitted Sponsor Subordinated Debt with either the proceeds of the Additional Senior Subordinated Notes or the proceeds of the Holdings Preferred Stock.

      9. The Borrower has requested the ability to request (i) Documentary Letters of Credit in addition to Standby Letters of Credit and (ii) Letters of Credit denominated in either Yen or Dollars.

      10. The Borrower has requested that additional Revolving Lenders be permitted to act in the capacity of Issuing Bank.

                  THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Co-Agents, the Issuing Bank and the Lenders signatory hereto, hereby agree as follows:

      1. Amendments to Credit Agreement.

         (1) Section 1.1 of the Credit Agreement is hereby amended by inserting the following in alphabetical order thereof:

                           "'Acquisition Subsidiary' means an Included
         Subsidiary that is either acquired or formed simultaneously and in connection with a Permitted Acquisition."

                           "'Additional Related Agreements' means, collectively, the following: (i) the Additional Senior Subordinated Note Related Documents, (ii) any documentation relating to Permitted Seller Debt,
         (iii) any documentation relating to the Holdings Preferred Stock and
         (iv) all documents related thereto."

                           "'Additional Senior Subordinated Note Indenture' means the indenture pursuant to which the Additional Senior Subordinated Notes are to be issued, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under
         Section 6.13."

                           "'Additional Senior Subordinated Note Related Documents' means any or all of, as the context may require, (i) the Additional Senior Subordinated Notes, (ii) the Additional Senior Subordinated Note Indenture and (iii) any

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

         other agreements which are related to the Additional Senior Subordinated Notes or the Additional Senior Subordinated Note Indenture."

                           "'Additional Senior Subordinated Notes' means notes due 2009 or thereafter of Borrower and Muzak Finance to be issued pursuant to the Additional Senior Subordinated Note Indenture."

                           "'Agreement Currency' as defined in Section 10.20." "'Co-Agents' means, collectively, Administrative Agent and Syndication Agent."

                           "'Documentary Letter of Credit' means any letter of credit or similar instrument, in form and substance reasonably acceptable to the relevant Issuing Bank, issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower or any Included Subsidiary in the ordinary course of business."

                           "'Dollar Equivalent' means at any date of determination thereof with respect to the face amount of any Letter of Credit issued in Yen or the obligation to reimburse any amounts drawn under (or other amounts owing with respect to) any such Letter of Credit in Yen, an amount in Dollars equivalent to such face amount or the amount so drawn or owing, as applicable, calculated at the rate of exchange quoted by Administrative Agent two Business Days prior to such date of determination (at the hour on such date at which it customarily makes such determination) to prime banks in the interbank market where its foreign currency exchange operations in respect of Yen are then being conducted for the spot purchase of Yen with Dollars."

                           "'Excess Net Additional Proceeds' means any remaining Net Additional Proceeds in excess of the sum of (i) the aggregate amount of mandatory prepayments required pursuant to Section 2.12(d)(ii)(A), (ii) the aggregate amount of any repayments of Permitted Sponsor Subordinated Debt permitted to be made with Net Additional Proceeds pursuant to Section 6.4(a)(x), and (iii) $20,000,000 (such $20,000,000 amount, or any lesser amount of Net Additional Proceeds remaining after application of the amounts referred to in clauses (i) and (ii), shall hereafter be referred to as the 'First Acquisition Basket')."

                           "'First Acquisition Basket' as defined in the definition of Excess Net Additional Proceeds."

                           "'Foreign L/C Sublimit' means the lesser of (i) $4,500,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect."

                           "'Foreign L/C Usage' means, at any date of determination, the sum of (i) the maximum aggregate amount in the Dollar Equivalent (calculated as of the most recent date set forth for such calculation in Section 2.2B) which is, or at any time thereafter may become, available for drawing under all Letters of Credit denominated in Yen then outstanding, and (ii) the aggregate amount in the Dollar Equivalent (calculated as of the most recent date set forth for such calculation in Section 2.2B) of all drawings under Letters of Credit denominated in Yen honored by all Issuing Banks and not theretofore reimbursed by or on behalf of Borrower."

                           "'Holdings Preferred Stock' means Preferred Stock of Holdings which satisfies the requirements set forth in Section 6.1(r)."

                           "'Net Additional Proceeds' means, with respect to the issuance of the Additional Senior Subordinated Notes, an amount equal to the Cash proceeds received from such issuance, minus any bona fide direct costs incurred in connection with such issuance."

                           "'Payment Currency' as defined in Section 10.20."

                           "'Permitted Indebtedness' means the permitted amount of Indebtedness that may be incurred pursuant to the terms of any Subordinated Indenture at such time without compliance with any financial covenant test requiring computation restricting the incurrence of Indebtedness contained in such Subordinated Indenture."

                           "'Permitted Seller Debt' means Indebtedness that (i) is issued by Borrower or any Included Subsidiary to a seller as part of the consideration for a Permitted Acquisition and (ii) satisfies the requirements set forth in Section 6.1(p)."

                           "'Permitted Seller Debt Lien' means a Lien securing Permitted Seller Debt that (i) may be a first priority Lien, (ii) is incurred by an Acquisition Subsidiary and (iii) satisfies the requirements set forth in Section 6.2(n)."

                           "'Permitted Secured Seller Note' means a promissory note that evidences secured Permitted Seller Debt substantially in the form of Exhibit K hereto."

                           "'Permitted Seller Notes' means Permitted Secured Seller Notes and Permitted Unsecured Seller Notes."

                           "'Permitted Unsecured Seller Note' means a promissory note that evidences unsecured Permitted Seller Debt substantially in the form of Exhibit L hereto."

                           "'Preferred Stock Proceeds' means, with respect to the issuance of the Holdings Preferred Stock, an amount equal to the Cash proceeds received from such issuance, minus any bona fide direct costs incurred in connection with such issuance."

                           "'Reimbursement Amount' as defined in Section
         2.2A(d)."

                           "'Second Acquisition Basket' as defined in Section 2.12(d)(ii)."

                           "'Securities Account' means the Securities Account which is defined in, and governed by, the Securities Account Agreement."

                           "'Securities Account Agreement' means the Securities Account Control Agreement dated as of July 14, 1999 among the Borrower, the Administrative Agent, as Secured Party, and CIBC, as Securities Intermediary."

                           "'Subordinated Indentures' means, collectively, the Senior Subordinated Note Indenture, the Holdings Note Indenture and the Additional Senior Subordinated Note Indenture."

                           "'Third Acquisition Basket' as defined in Section 2.12(d)(ii).

                           "'Uniform Customs' means (i) the Uniform Custom and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time, or (ii) the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor codes of letter of credit practices among banks adopted by any Issuing Bank in the ordinary course of its business as a letter of credit issuer."

                           "'Yen' or '(Y)' means the lawful money of Japan."

         (2) The definition of "Business Day" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following as the new second sentence thereof:

                           "With respect to any Letter of Credit denominated in Yen, the term Business Day shall also exclude any day which is a legal holiday under the laws
                                       5
         of Japan or is a day on which banking institutions located in Japan are authorized or required by law or other governmental action to close."

         (3) The definition of "Change of Control" in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (iii) thereof with the following:

                            "(iii) any 'change of control' or similar event under the Senior Subordinated Note Related Documents, the Holdings Note Related Documents, the Additional Senior Subordinated Note Related Documents, or any documentation relating to the Holdings Preferred Stock shall occur;"

         (4) The definition of "Collateral Documents" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", the Securities Account Agreement" after the word "Agreement" in the second line thereof.

         (5) The definition of "Consolidated Senior Debt" in Section 1.1 of the Credit Agreement is hereby amended by inserting ", any Additional Senior Subordinated Notes and any unsecured Permitted Seller Debt" after the word "Notes" in the second line thereof.

         (6) Clause (x) of the definition of "Indebtedness" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "(x) all obligations in respect of any exchange traded or over the counter derivative transaction, including, without limitation, under any Interest Rate Agreement or other Hedge Agreement, in each case whether entered into for hedging or speculative purposes, calculated as of any date of determination as the net amounts, if any, that would be required to be paid by such Person if such transaction or Agreement was terminated on such date;"

         (7) The definition of "Issuing Bank" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "'Issuing Bank' means (a) BankBoston, N.A., in its capacity as issuer of Letters of Credit hereunder, together with its permitted successors and assigns in such capacity, and (b) any other Revolving Lender appointed by Borrower and Administrative Agent, with the consent of such Revolving Lender, in its capacity as issuer of Letters of Credit hereunder. Unless otherwise specified herein, 'Issuing Bank' shall be used as a collective reference to each Issuing Bank specified in clauses (a) and (b) above or to any one Issuing Bank as the context so requires."

         (8) The definition of "Letter of Credit" in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "Documentary Letters of Credit and" between the words "means" and "Standby" in the first line thereof.

         (9) The definition of "Letter of Credit Usage" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "'Letter of Credit Usage' means, at any date of determination, the sum of (i) the maximum aggregate amount in Dollars and in the Dollar Equivalent (calculated as of the most recent date set forth for such calculation in Section 2.2B) which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount in Dollars and in the Dollar Equivalent (calculated as of the most recent date set forth for such calculation in Section 2.2B) of all drawings under Letters of Credit honored by all Issuing Banks and not theretofore reimbursed by or on behalf of Borrower."

         (10) The definition of "Permitted Sponsor Debt Agreement" in Section
1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "'Permitted Sponsor Debt Agreement' means any loan agreement between one or more Sponsors or MEM, on the one hand, and Holdings or Borrower, on the other hand, as applicable, evidencing Permitted Sponsor Subordinated Debt, and shall include any promissory note that is substantially in the form of Exhibit J attached hereto, as amended, restated, supplemented or otherwise modified from time to time thereafter to the extent permitted under Section 6.13."

         (11) The definition of "Permitted Sponsor Subordinated Debt" in Section
1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "'Permitted Sponsor Subordinated Debt' means subordinated unsecured loans from one or more Sponsors or MEM to Holdings or Borrower, provided (i) prior to the payment in full in Cash of all of the Obligations no payment in respect of the principal of or interest on such loans shall be required or made other than as permitted by Section 6.4(a)(x) (unless otherwise approved by Requisite Lenders), (ii) no such loan shall mature earlier than June 30, 2007,
         (iii) if such loans are to Holdings, the net proceeds thereof shall either be contributed as Equity Capital to Borrower or loaned to Borrower on the terms described in clauses (i), (ii) and (iv) hereof (and any such loan to Borrower from Holdings shall also constitute 'Permitted Sponsor Subordinated Debt'), and (iv) each such loan shall be made pursuant to (a) a Permitted Sponsor Debt Agreement that is acceptable to Co-Agents and substantially in the form of Exhibit J or
         (b) another form of Permitted Sponsor Debt Agreement that provides that each such loan is subordinated to all of the Obligations on terms and conditions acceptable to Requisite Lenders; provided, if any Permitted Sponsor Subordinated Debt is issued on or prior to the Closing Date, it shall also be referred to as 'Closing Date Sponsor Debt'."

         (12) The definition of "Restricted Junior Payment" in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the word "stock" in each instance where it appears in clauses (i), (ii) and (iii) thereof with the words "Capital Stock" and (ii) inserting ", any secured Permitted Seller Debt" after the words "Subordinated Indebtedness" in clause (iv) thereof.

         (13) The definition of "Subordinated Indebtedness" in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                           "'Subordinated Indebtedness' means (i) Indebtedness of Borrower under the Senior Subordinated Note Related Documents, (ii) Indebtedness of Holdings or Borrower under any Permitted Sponsor Debt Agreement, (iii) Indebtedness of Borrower under the Additional Senior Subordinated Note Related Documents, (iv) Indebtedness of Borrower or any Included Subsidiary constituting unsecured Permitted Seller Debt, and (v) any other subordinated Indebtedness of any Credit Party of any type."

         (14) The first sentence of Section 2.2(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(ii) On no more than three occasions prior to December 31, 2000, Borrower may by written notice to Administrative Agent elect to increase either the Revolving Commitments or the aggregate Tranche B Term Loan Amount (collectively, the 'New Commitments' or the 'New Tranche B Term Loan Amounts,' as applicable), by an amount not in excess of $50,000,000 in the aggregate measured on a cumulative basis from the date of the second amendment to this Agreement and not less than $10,000,000 individually and integral multiples of $5,000,000 in excess of that amount; provided, however, that in order to increase the Revolving Commitments or the aggregate Tranche B Term Loan Amount in excess of $20,000,000 in the aggregate measured on a cumulative basis from the date of the second amendment to this Agreement, (A) Borrower shall have received aggregate gross Cash proceeds from the issuance of (x) Additional Senior Subordinated Notes of at least $50,000,000 or (y) Holdings Preferred Stock of at least $25,000,000 and (B) the Total Leverage Ratio, after giving effect to each increase in Revolving Commitments and each extension of New Tranche B Term Loans on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d), shall be (1) for the period from the date of the second amendment to this Agreement until December 31, 1999, at least 0.50:1.00 below th required level set forth for such ratio at such time pursuant to
         Section 6.6, and (2) for any period from January 1, 2000 to September 30, 2000, at least 0.25:1.00 below the required level set forth fo such ratio at such time pursuant to Section 6.6."

         (15) The third sentence of Section 2.2(a)(ii) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (4) thereof,
(ii) inserting "; and" at the end of clause (5) thereof and (iii) adding the following as new clause (6) thereof:

                           "(6) except as otherwise required pursuant to the first sentence hereof, Borrower and its Subsidiaries shall be in compliance with Section 6.6, after giving effect to each increase in Revolving Commitments and each extension of New Tranche B Term Loans on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d);"

         (16) Section 2.2(a)(ii) of the Credit Agreement is hereby amended by inserting the following after the fifth sentence thereof:

                           "The proceeds of New Tranche B Term Loans may be deposited in the Securities Account and for purposes of calculating each of the Total Leverage Ratio and the Senior Leverage Ratio for 90 days from the date any such Loans are deposited, Borrower shall be permitted to reduce the amount of Consolidated Total Debt by an amount equal to the aggregate amount of Cash and Cash Equivalents that is maintained from time to time in the Securities Account, it being understood that the amount of Consolidated Total Debt shall never be reduced by an amount in excess of the aggregate amount of Cash and Cash Equivalents that is actually maintained in the Securities Account at the time of any calculation of such Consolidated Total Debt amount."

         (17) The second sentence of Section 2.2(c) of the Credit Agreement is hereby amended in its entirety as follows:

                           "At any time that the sum of the Total Utilization of Revolving Commitments and the Term Loan Exposure, either before or after giving effect to any proposed borrowing, equals or exceeds, or would equal or exceed, the amount of Permitted Indebtedness at such time, each Funding Notice shall be accompanied by a certificate of Borrower, executed on behalf of Borrower by an Authorized Officer, demonstrating in reasonable detail compliance with all applicable covenants contained in each Subordinated Indenture that restrict the incurrence of Indebtedness (as defined therein)."

         (18) Section 2.2A(a) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(a) During the Revolving Commitment Period, subject to the terms and conditions hereof, Borrower may request from time to time that any Issuing Bank issue Letters of Credit for the account of Borrower for the purposes specified in the definitions of Documentary Letter of Credit and Standby Letter of Credit; provided, Borrower shall not request that any Issuing Bank issue, and no Issuing Bank shall issue:

                                    (i) any Letter of Credit if, after giving
                  effect to such issuance, the Total Utilization of Revolving Commitments would exceed the Revolving Commitments then in effect;

                                    (ii) any Letter of Credit if, after giving
                  effect to such issuance, (A) the Letter of Credit Usage would exceed the Letter of Credit Sublimit then in effect or (B) the Foreign L/C Usage would exceed the Foreign L/C Sublimit then in effect;

                                    (iii) any Standby Letter of Credit having an
                  expiration date later than the earlier of (A) five (5) days prior to the Revolving Commitment Termination Date and (B) the date which is one year from the date of issuance of such Standby Letter of Credit; subject to the foregoing, any Issuing Bank may agree that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Bank elects not to extend for any such additional period; provided, no Issuing Bank shall extend any such Standby Letter of Credit if it has received written notice that a Default or an Event of Default has occurred and is continuing at the time such Issuing Bank must elect to allow such extension;

                                    (iv) any Documentary Letter of Credit (A)
                  having an expiration date later than the earlier of (x) thirty
                  (30) days prior to the Revolving Commitment Termination Date and (y) the date which is one hundred eighty (180) days from the date of issuance of such Documentary Letter of Credit or
                  (B) that is otherwise unacceptable to any Issuing Bank in its reasonable discretion; and


                                    (v) any Letter of Credit denominated in a
                  currency other than Dollars or Yen; provided however, a Letter of Credit will only be issued in Yen if, as of the proposed date of issuance of such Letter of Credit, the relevant Issuing Bank determines, in its reasonable judgment (which shall be binding on Revolving Lenders), that Yen are available in
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



                  sufficient amount, at a reasonable cost and are otherwise freely convertible and exchangeable into Dollars."

         (19) Section 2.2A(b) of the Credit Agreement is hereby amended in its entirety as follows:

                           "Borrower may request that an Issuing Bank issue a Letter of Credit by delivering to Administrative Agent and such Issuing Bank an Issuance Notice no later than 12:00 Noon (New York City time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Documentary Letters of Credit), or in each case such shorter period as may be agreed to by such Issuing Bank in any particular instance, in advance of the proposed date of issuance. Pursuant to the Issuance Notice, Borrower may request that a Letter of Credit be denominated in either Dollars or Yen. Upon satisfaction or waiver of the conditions set forth in Section 3.2 and subject to Section 2.2A(a), such Issuing Bank shall issue the requested Letter of Credit in accordance with such Issuing Bank's standard operating procedures; provided, however, that no Letter of Credit shall require payment against a conforming draft or other request for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of such Issuing Bank to which such draft or other request for payment is required to be presented is located) that such draft or other request for payment is presented if such presentation is made after 10:00 a.m. (in the time zone of such Issuing Bank) on such Business Day. Each Issuing Bank shall promptly notify Administrative Agent of the issuance of any Letter of Credit and shall provide Administrative Agent with a copy of such Letter of Credit. Administrative Agent shall promptly notify each other Revolving Lender of such issuance and the amount of such Revolving Lender's respective participation in such Letter of Credit pursuant to Section 2.2A(e). In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by Borrower to, or entered into by Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Within fifteen (15) days after the end of each month, each Issuing Bank shall deliver to Administrative Agent, and Administrative Agent shall deliver to each other Revolving Lender, with respect to each Letter of Credit issued by such Issuing Bank that was outstanding during such month, a report setting forth (x) the daily aggregate amount available to be drawn under each such Letter of Credit and (y) such other information as may be reasonably requested by Administrative Agent with respect to such Letter of Credit."

         (20) Section 2.2A(d) of the Credit Agreement is hereby amended in its entirety as follows:
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



                           "(d) Borrower agrees to reimburse each Issuing Bank for the amount of (i) any drawing honored under a Letter of Credit and
         (ii) any Taxes, fees, charges or other costs or expenses reasonably incurred by such Issuing Bank in connection with such honored drawing (including any such costs and expenses related to any conversion of any such amount into Dollars as contemplated hereunder) (the "Reimbursement Amount"). In the event any Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse such Issuing Bank prior to 10:00 a.m. (New York City time) on or before the Business Day immediately following the date on which the Issuing Bank has determined to honor a drawing (the "Reimbursement Date"), in an amount equal to the Reimbursement Amount in the currency in which the relevant Letter of Credit was issued and in same day funds at the office of such Issuing Bank specified in such notice. Anything contained herein to the contrary notwithstanding, (A) unless Borrower shall have notified Administrative Agent and the relevant Issuing Bank prior to 10:00 a.m. (New York City time) on the Reimbursement Date that Borrower intends to reimburse such Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders to make Revolving Loans that are Alternate Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the Reimbursement Amount, or with respect to any drawing honored in Yen, in an amount in Dollars equivalent to the Reimbursement Amount (calculated on the date prior to the Reimbursement Date by the relevant Issuing Bank at the rate of exchange then available to such Issuing Bank in the interbank market where its foreign currency exchange operations in respect of Yen are then being conducted), and (B) subject to satisfaction or waiver of the conditions specified in Section 3.2, Revolving Lenders shall, on the Reimbursement Date, make such Revolving Loans, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Bank. If for any reason proceeds of Revolving Loans are not received by any Issuing Bank on the Reimbursement Date in an amount in Dollars equal or equivalent to, as applicable, the Reimbursement Amount, Borrower shall reimburse such Issuing Bank, in Dollars, on demand, in an amount in same day funds equal to the excess of (x) an amount in Dollars equal or equivalent to, as applicable, the Reimbursement Amount (calculated as set forth in clause (A) of the preceding sentence) over (y) the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this
         Section 2.2A(d) shall be deemed to relieve any Revolving Lender from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Borrower shall retain any and all rights it may have against any Revolving Lender resulting from the failure of such Revolving Lender to make such Revolving Loans under this Section 2.2A(d)."

         (21) The second and third sentences of Section 2.2A(e) of the Credit Agreement are hereby amended in their entirety as follows:

                           "In the event that Borrower shall fail for any reason to reimburse any Issuing Bank as provided in Section 2.2A(d), such Issuing Bank shall promptly notify Administrative Agent of the unreimbursed portion of the Reimbursement Amount, and Administrative Agent shall promptly notify each other Revolving Lender of the unreimbursed portion of the Reimbursement Amount and such Revolving Lender's respective participation therein based on such Revolving Lender's Pro Rata Share of the Revolving Commitments. Each other Revolving Lender shall make available to such Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Bank specified in such notice, not later than 12:00 Noon (New York City time) on the first Business Day after the date notified by Administrative Agent. The Dollar equivalent of the unreimbursed portion of the Reimbursement Amount, if applicable, shall be calculated as set forth in clause (A) of the second sentence of Section 2.2A(d)."

         (22) Section 2.2A of the Credit Agreement is hereby amended by adding the following new paragraphs at the end thereof:

                           "(i) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                           (j) No Issuing Bank shall be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Bank or any Revolving Lender to exceed any limits imposed by, such Person's governing documents or any applicable requirement of any Governmental Authority."

         (23) The Credit Agreement is hereby amended by adding the following new
Section 2.2B after Section 2.2A:

                           "2.2B Dollar Equivalent Calculation. For purposes of determining the Total Utilization of Revolving Commitments and the Letter of Credit Usage, Administrative Agent shall determine the Dollar Equivalent of all issued and outstanding Letters of Credit denominated in Yen (a) on the date any such Letter of Credit is issued, (b) on any date any such Letter of Credit is drawn on, (c) on any date on which a Credit Extension is to be made, (d) on the last Business Day of each Fiscal Quarter, (e) at any time a Default or Event of Default shall have occurred and be continuing and (f) on any other date designated by Administrative Agent. Each Dollar Equivalent shall remain in effect until recalculated by
                                       13

         Administrative Agent. Administrative Agent shall promptly give notice to Borrower of each calculation of the Dollar Equivalent."

         (24) Section 2.9(b)(i) of the Credit Agreement is hereby amended by inserting "in Dollars or in the Dollar Equivalent, as applicable," between "amount" and "available" in the first and second lines thereof.

         (25) Section 2.12(d) of the Credit Agreement is hereby amended by (i) adding "(i)" before the first word thereof and (ii) adding the following as new paragraph (ii) thereof:

                           "(ii) No later than the first Business Day following the date of receipt by Holdings, Borrower or any of their Subsidiaries of any Net Additional Proceeds, Borrower shall prepay the Loans as follows: (A) first, Borrower shall prepay all outstanding Revolving Loans to the full extent thereof with the amount of Net Additional Proceeds necessary therefor and (B) next, Borrower shall prepay the Loans as set forth in Section 2.13 with any Excess Net Additional Proceeds in the aggregate amount necessary to cause the Senior Leverage Ratio to be (1) for the period from the date of the second amendment to this Agreement to December 31, 1999, at least 0.50:1.00 below the required level set forth for such ratio at such time pursuant to
         Section 6.6 and (2) for any period from January 1, 2000 to December 31, 2000, at least 0.25:1.00 below the required level set forth for such ratio at such time pursuant to Section 6.6, in each case after giving effect to such prepayments on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d). Borrower shall have the option, directly or through one or more of its Included Subsidiaries, to make Permitted Acquisitions within 180 days of receipt of such Net Additional Proceeds in an amount equal to sum of (1) the First Acquisition Basket and (2) the amount of any Net Additional Proceeds remaining after the mandatory prepayments set forth in clauses (A) and
         (B) of this Section 2.12(d)(ii) (the amount described in this clause
         (2) shall hereafter be referred to as the "Second Acquisition Basket"). Pending any such Permitted Acquisition during such 180-day period, Borrower shall be permitted to deposit an amount equal to the sum of the First Acquisition Basket and the Second Acquisition Basket in the Securities Account, and for purposes of calculating each of the Total Leverage Ratio and the Senior Leverage Ratio for 90 days from the date such amounts are deposited, Borrower shall be permitted to reduce the amount of Consolidated Total Debt by an amount equal to the aggregate amount of Cash and Cash Equivalents that is maintained from time to time in the Securities Account, it being understood that the amount of Consolidated Total Debt shall never be reduced by an amount in excess of the aggregate amount of Cash and Cash Equivalents that is actually maintained in the Securities Account at the time of any calculation of such Consolidated Total Debt amount. Upon the expiration of such 180 days, Borrower shall prepay the Loans as set forth in Section
         2.13 in an aggregate amount equal to the excess, if any, of (x) the sum of the First Acquisition Basket and the Second Acquisition Basket over
         (y) the amount of Net Additional Proceeds that were actually used to finance Permitted Acquisitions during such 180-day period; provided, however, that Borrower may retain for an additional 60 days an amount (the "Third Acquisition Basket") equal to the aggregate Cash consideration estimated in good faith by Borrower to be payable with respect to potential Permitted Acquisitions for which there is an executed purchase agreement, which amount may be used for such potential Permitted Acquisitions, and, provided, further, that upon the expiration of such additional 60-day period, Borrower shall prepay the Loans as set forth in Section 2.13 in an aggregate amount equal to the excess, if any, of (x) the Third Acquisition Basket and (y) the amount of such Net Additional Proceeds that were actually used to finance Permitted Acquisitions during such 60-day period."

         (26) Section 2.12(e) of the Credit Agreement is hereby amended by adding the following as new paragraph (iii) thereof:

                           "(iii) No later than the first Business Day following the date of receipt by Holdings of any Preferred Stock Proceeds, Borrower shall prepay Revolving Loans with 100% of Preferred Stock Proceeds."

         (27) Section 2.13(b) of the Credit Agreement is hereby amended by (i) replacing "Section 2.12(d)" in paragraph (ii) thereof with "Section 2.12(d)(i)" and (ii) adding the following as new paragraphs (iii) and (iv) thereof:

                           "(iii) Any amount required to be paid pursuant to
         Section 2.12(d)(ii)(B) shall be applied to prepay the Tranche A Term Loans and the Tranche B Terms Loan on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Tranche A Term Loans and Tranche B Term Loans.

                           (iv) Any amount required to be paid pursuant to the last sentence of Section 2.12(d)(ii) shall be applied as follows:

                           first, to prepay the Tranche A Term Loans and the
                  Tranche B Terms Loan on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Tranche A Term Loans and Tranche B Term Loans;

                           second, to the extent of any remaining portion of
                  such amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Commitments by the amount of such prepayment;

                           third, to prepay outstanding reimbursement
                  obligations with respect to Letters of Credit and to further permanently reduce the Revolving Loan Commitments by the amount of such payment;

                           fourth, to cash collateralize Letters of Credit as
                  provided in Section 2.2A and to further permanently reduce the Revolving Loan Commitments by the amount of such cash collateralization; and

                           fifth, to the extent of any remaining portion of such
                  amount (which remaining portion need not be paid to the Lenders), to further permanently reduce the Revolving Commitments to the full extent thereof."

         (28) Section 2.13(c) of the Credit Agreement is hereby amended by replacing "Section 2.13(b)(ii)" with "Sections 2.13(b)(ii), (iii) and (iv)" in clause (B) of the last sentence thereof.

         (29) Section 2.15(a) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(a) All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars, in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at Administrative Agent's Principal Office for the account of Lenders, except that payments to be made to any Issuing Bank shall be made directly to such Issuing Bank and except that payments made pursuant to Sections 2.17, 2.18, 2.19, 10.2, 10.3 and 10.20 or otherwise shall be made directly to the Persons entitled thereto. Funds received after 12:00 Noon (New York City time) on any due date shall be deemed to have been paid by Borrower on the next succeeding Business Day."

         (30) The second sentence of Section 3.2(a)(i) of the Credit Agreement is hereby amended in its entirety as follows:

                           "At any time that the Total Utilization of Revolving Commitments and the Term Loan Exposure, either before or after giving effect to any proposed borrowing, equals or exceeds, or would equal or exceed, the amount of Permitted Indebtedness at such time, each Funding Notice shall be accompanied by a certificate of Borrower, executed on behalf of Borrower by an Authorized Officer, demonstrating in reasonable detail compliance with all applicable covenants contained in each Subordinated Indenture that restrict the incurrence of Indebtedness (as defined therein);"

         (31) Section 3.2(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(ii) after making the Credit Extensions requested on such Credit Date, (A) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect, (B) the Letter of Credit Usage shall not exceed the Letter of Credit Sublimit and (C) the Foreign L/C Usage shall not exceed the Foreign L/C Sublimit;"

         (32) Section 4.2 of the Credit Agreement is hereby amended by adding the following as new paragraphs (d) and (e) thereof:

                           "(d) Borrower has the limited liability company power and authority to issue the Additional Senior Subordinated Notes. The Additional Senior Subordinated Notes, when issued and paid for, will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Additional Senior Subordinated Notes will be enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are and will be within the definition of 'Senior Indebtedness' included in such provisions. The Additional Senior Subordinated Notes, when issued and sold, will either have been registered or qualified under applicable federal and state securities laws or be exempt therefrom.

                           (e) Borrower has the limited liability company power and authority to issue the Permitted Seller Notes. The Permitted Seller Notes, when issued and paid for, will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the secured Permitted Seller Notes and the unsecured Permitted Seller Notes, if applicable, will be enforceable against the holders thereof and the Loans and all other monetary Obligations hereunder are and will be within the definition of 'Senior Indebtedness' included in such provisions. The Permitted Seller Notes, when issued and sold, will either have been registered or qualified under applicable federal and state securities laws or be exempt therefrom."

         (33) Section 4.20 of the Credit Agreement is hereby amended by (i) inserting "(a)" before the first word thereof and (ii) adding the following as new paragraph (b) thereof:

                           "(b) Holdings and Borrower shall have delivered to Co-Agents complete and correct (i) copies of each Additional Related Agreement and of all exhibits and schedules thereto prior to or as of the date of execution thereof and (ii) copies of any material amendment, restatement, supplement or other modification to or waiver of each Additional Related Agreement entered into after the date thereof. Except to the extent otherwise expressly set forth herein or in the schedules hereto, and subject to the qualifications set forth therein, each of the representations and warranties (a) given by any Credit Party in any Additional Related Agreement and (b) given in any Additional Related Agreement by any other party to any Additional Related Agreement, in each case shall be true and correct in all material respects as of the date thereof (or as of any earlier date to which such representation and warranty specifically relates). Notwithstanding anything in any Additional Related Agreement to the contrary, the representations and warranties of each Credit Party set forth in this Section 4.20 shall, solely for purposes hereof, survive after the date of such Additional Related Agreement for the benefit of Lenders. All Governmental Authorizations and all other authorizations, approvals and consents of any other Person required by the Additional Related Agreements shall have been obtained and shall be in full force and effect. At the time of consummation of each transaction contemplated by each Additional Related Agreement, all of the conditions set forth therein shall have been satisfied and each such transaction shall have been consummated in accordance with all applicable laws."

         (34) Section 6.1 of the Credit Agreement is hereby amended by (i) replacing the words "of not less than" in the second line of paragraph (h) thereof with the words "equal to", (ii) inserting "and the Additional Senior Subordinated Notes" after the words "Senior Subordinated Notes" in clause (i) thereof, (iii) deleting the word "and" at the end of paragraph (n) thereof and
(iv) adding the following paragraphs (p), (q) and (r) after paragraph (o) thereof:

                           "(p) Indebtedness of Borrower or any of its Included Subsidiaries in respect of Permitted Seller Debt, provided (i) the aggregate outstanding principal amount of all such Permitted Seller Debt shall not exceed $20,000,000 at any time, (ii) such Permitted Seller Debt shall be unsecured unless it initially represents 80% or more of the aggregate consideration for any Permitted Acquisition,

         (iii) if such Permitted Seller Debt initially represents 80% or more of the aggregate consideration for the applicable Permitted Acquisition and is secured, it shall (A) be evidenced by a Permitted Secured Seller Note and (B) be issued by an Acquisition Subsidiary, (iv) if such Permitted Seller Debt is unsecured, it shall be evidenced by a Permitted Unsecured Seller Note, (v) no more than ten Permitted Seller Notes shall be outstanding at any time, (vi) such Permitted Seller Debt shall mature no earlier than five years from the date of issuance thereof, (vii) no payment in respect of the principal of any such Permitted Seller Debt shall be required or made prior to January 1, 2000, (viii) payments in respect of the principal of all outstanding Permitted Seller Debt shall not exceed an aggregate annual principal amount of (A) $2,000,000 in 2000, (B) $3,000,000 in 2001 and (C)
         $4,000,000 in 2002 and each year thereafter, (ix) no payment in respect of the principal of any Permitted Seller Debt shall be permitted to be made if such payment, together with all prior payments in respect of the principal of such Permitted Seller Debt, would exceed the aggregate amount of all payments that would have been made at or prior to such time in respect of such Permitted Seller Debt pursuant to the application of a straight line amortization schedule, (x) payments in respect of the principal of and interest on Permitted Seller Debt shall not be payable more frequently than quarterly, (xi) secured Permitted Seller Debt shall not bear Cash interest at a rate in excess of 8.5% per annum, (xii) unsecured Permitted Seller Debt shall not bear Cash interest at a rate in excess of 10% per annum, (xiii) such Permitted Seller Debt shall be non-recourse to any Credit Party or any Credit Party's assets (other than the Credit Party that is the obligor with respect thereto), and no Credit Party shall guaranty or otherwise incur any Contingent Obligation with respect to such Permitted Seller Debt,
         (xiv) Borrower shall provide Administrative Agent with no less than ten Business Days' prior written notice of any proposed incurrence of Permitted Seller Debt, (xv) commencing no less than ten Business Days in advance of any proposed incurrence of Permitted Seller Debt, Borrower shall provide Administrative Agent with drafts of all agreements, documents and information in connection with such proposed Permitted Seller Debt, including, without limitation, the proposed purchase agreement for the applicable Permitted Acquisition, the proposed Permitted Seller Note, and, if such Permitted Seller Debt is to be secured, the proposed security agreement with respect to such security interest, and each such agreement and document shall be in form and substance reasonably satisfactory to Administrative Agent, and
         (xvi) Borrower shall deliver to Co-Agents execution copies of each Additional Related Agreement that relates to any Permitted Seller Debt and all exhibits and schedules thereto prior to or as of the date of execution thereof (including, without limitation, copies of any opinions of counsel delivered to the parties in connection with such transaction, accompanied by a letter from each such counsel authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders, except in the case of any such legal opinion rendered by counsel to any Person other than a Credit Party to the extent such counsel has refused to deliver such a letter on the basis that it is inconsistent with such counsel's internal policies);

                           (q) Indebtedness of Borrower and Muzak Finance in respect of the Additional Senior Subordinated Notes, provided (i) such Indebtedness (A) shall be unsecured and subordinated to the Obligations of Borrower hereunder on terms and conditions substantially the same as (and no less favorable to Lenders than) those applicable to the Senior Subordinated Notes, other than with respect to the interest rate thereon, and such terms and conditions shall be otherwise reasonably satisfactory to Co-Agents, (B) shall mature no earlier than December 31, 2007, (C) shall contain other terms and conditions substantially the same as (and no less favorable to Lenders than) those applicable to the Senior Subordinated Notes and such terms and conditions shall be otherwise reasonably satisfactory to Co-Agents and (D) shall be issued in one transaction, (ii) Borrower and its Subsidiaries shall be in compliance with Section 6.6 after giving effect to the proposed issuance of the Additional Senior Subordinated Notes on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d),
         (iii) the terms and conditions of the Additional Senior Subordinated
         Note Indenture shall be substantially the same as (and no less favorable to Lenders than) those of the Senior Subordinated Note Indenture and such terms and conditions shall be otherwise reasonably acceptable to the Co-Agents, (iv) the Net Additional Proceeds shall be applied as follows: (A) first, Borrower shall make all mandatory prepayments required pursuant to Section 2.12(d)(ii)(A), (B) next, Borrower may repay Permitted Sponsor Subordinated Debt to the extent permitted pursuant to Section 6.4(a)(x), (C) next, Borrower may use up to $20,000,000 to make Permitted Acquisitions over a 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii), (D) next, Borrower shall make any mandatory prepayments required pursuant to Section 2.12(d)(ii)(B), (E) next, Borrower may use any remaining Net Additional Proceeds to make Permitted Acquisitions over a 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii)), and (F) finally, to the extent that Borrower does not make Permitted Acquisitions as permitted during such 180-day period (as such period may be extended by 60 days as set forth in Section 2.12(d)(ii)), Borrower shall make the mandatory prepayments required pursuant to the last sentence of Section 2.12(d)(ii), (v) no Default or Event of Default shall have occurred or be continuing or would result from such issuance, (vi) Borrower shall provide Co-Agents with no less than fifteen Business Days' prior written notice of any proposed issuance of Additional Senior Subordinated Notes, (vii) commencing no less than fifteen Business Days in advance of any proposed issuance of Additional Senior Subordinated Notes, Borrower shall provide Co-Agents with drafts of all proposed Additional Senior Subordinated Note Related Documents and information in connection with such proposed issuance, and each such proposed Additional

         Senior Subordinated Note Related Document shall be in form and substance reasonably satisfactory to Co-Agents and (viii) Borrower shall deliver to Co-Agents execution copies of each Additional Senior Subordinated Note Related Document and all exhibits and schedules thereto prior to or as of the date of execution thereof (including, without limitation, copies of any opinions of counsel delivered to the parties in connection with such transaction, accompanied by a letter from each such counsel authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders, except in the case of any such legal opinion rendered by counsel to any Person other than a Credit Party to the extent such counsel has refused to deliver such a letter on the basis that it is inconsistent with such counsel's internal policies); and

                           (r) Holdings Preferred Stock, provided (i) (A) the terms of such Holdings Preferred Stock shall provide that no Cash dividends shall be payable or paid thereon until after the fifth anniversary of the date of issuance thereof, (B) such Holdings Preferred Stock shall not mature or provide for any repurchase or redemption thereof, in whole or in part, contingent or otherwise, on or prior to December 31, 2007, (C) the terms and conditions thereof shall be reasonably satisfactory to Co-Agents and (D) such Holdings Preferred Stock shall be issued in one transaction, (ii) Holdings shall contribute the Preferred Stock Proceeds thereof to Borrower as Equity Capital and thereafter the Preferred Stock Proceeds thereof shall be applied by Borrower as follows: (A) first, Borrower shall make the mandatory prepayment required pursuant to Section 2.12(e)(iii), (B) next, Borrower may repay Permitted Sponsor Subordinated Debt to the extent permitted pursuant to Section 6.4(a)(x), (C) finally, Borrower may use any remaining Preferred Stock Proceeds to make Permitted Acquisitions, (iii) Holdings shall provide Co-Agents with no less than fifteen Business Days' prior written notice of any proposed issuance of Holdings Preferred Stock, (iv) commencing no less than fifteen Business Days in advance of any proposed issuance of Holdings Preferred Stock, Holdings shall provide Co-Agents with drafts of all agreements, documents and information in connection with such proposed Holdings Preferred Stock, and each such proposed agreement and document shall be in form and substance reasonably satisfactory to Co-Agents and (v) Holdings shall deliver to Co-Agents execution copies of each Additional Related Agreement that relates to the Holdings Preferred Stock and all exhibits and schedules thereto prior to or as of the date of execution thereof (including, without limitation, copies of any opinions of counsel delivered to the parties in connection with such transaction, accompanied by a letter from each such counsel authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders, except in the case of any such legal opinion rendered by counsel to any Person other than a Credit Party to the extent such counsel has refused to deliver such a letter on the basis that it is inconsistent with such counsel's internal policies);"

      (35) Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of paragraph (1) thereof, (ii) replacing the period at the end of paragraph (m) thereof with "; and" and (iii) adding the following as new paragraph (n) thereof:

                           "(n) Permitted Seller Debt Liens incurred by an Acquisition Subsidiary as security for Permitted Seller Debt; provided
         (i) such Permitted Seller Debt Liens shall only be permitted to the extent that such Liens will secure Permitted Seller Debt that initially represents 80% or more of the aggregate consideration of the applicable Permitted Acquisition, (ii) such Permitted Seller Debt Liens shall not at any time cover or encumber any assets or property other than the assets or property financed by the applicable Permitted Seller Debt, except that such Permitted Seller Debt Liens may extend to assets or properties that replace the original assets or properties so financed,
         (iii) such Permitted Seller Debt Liens shall not at any time cover or encumber any after-acquired property of the applicable Acquisition Subsidiary, except as set forth in clause (ii) with respect to replacement property, (iv) the applicable secured party shall not at any time be entitled to receive a percentage of the proceeds or other payments in respect of such assets or property that would exceed the percentage of the consideration for such Permitted Acquisition that was financed with the applicable Permitted Seller Debt (i.e., if 80% of the consideration for a Permitted Acquisition is financed with Permitted Seller Debt, then the applicable secured party shall not be entitled to receive more than 80% of any proceeds or payments in respect of the assets or property that are securing such Permitted Seller Debt), (v) Administrative Agent, for the benefit of Lenders, Lender Counterparties and Indemnitees shall have (A) a valid and perfected Lien covering all assets and property transferred pursuant to a Permitted Acquisition in which Permitted Seller Debt was incurred and (B) a valid and perfected Lien covering all other property of the applicable Acquisition Subsidiary, and each Lien described in clauses (A) and (B) shall be prior to all Liens other than any Permitted Liens, and (vi) Borrower shall have delivered drafts and execution copies of all agreements and documents governing the terms and conditions of each such Permitted Seller Debt Lien as required by Section 6.1(p), and each such agreement and document shall be in form and substance satisfactory to Administrative Agent."

         (36) Section 6.4(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(ii) Borrower may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes and the Additional Senior Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, each of the Senior Subordinated Note

         Indenture and the Additional Senior Subordinated Note Indenture, as each su ch Indenture may be amended from time to time to the extent permitted under Section 6.13;"

         (37) Section 6.4(a) is hereby amended by (i) deleting the word "and" at the end of paragraph (viii) thereof, (ii) replacing the period at the end of paragraph (ix) thereof with "; and", and (iii) adding the following as new paragraphs (x), (xi), (xii), and (xiii) thereof:

                           "(x) if Borrower shall have received (A) aggregate gross Cash proceeds from the issuance of Additional Senior Subordinated Notes in excess of $50,000,000 or (B) any Preferred Stock Proceeds, then substantially simultaneously with the issuance of such Additional Senior Subordinated Notes or Holdings Preferred Stock, as applicable, Borrower and Holdings may repay up to $30,000,000 in aggregate principal amount of Permitted Sponsor Subordinated Debt, together with any accrued and unpaid interest thereon, to the extent of available Net Additional Proceeds or Preferred Stock Proceeds, as applicable, provided that immediately prior thereto Borrower shall have made all mandatory prepayments of Revolving Loans required pursuant to Section 2.12(d)(ii) or Section 2.12(e)(iii), as applicable, in connection with such issuance of Additional Senior Subordinated Notes or Holdings Preferred Stock, as applicable;

                           (xi) Borrower and any Included Subsidiary may make regularly scheduled payments of interest and principal in respect of Permitted Seller Debt to the extent permitted by Section 6.2(p) and in accordance with the terms of, and only to the extent required by, and subject to the subordination and other provisions contained in, the Permitted Seller Notes, as any such Permitted Seller Note may be amended from time to time to the extent permitted under Section 6.13;

                           (xii) beginning in the sixth year after the issuance of the Holdings Preferred Stock, Borrower may make Restricted Junior Payments to Holdings in an amount sufficient to permit Holdings to make regularly scheduled dividend payments on the Holdings Preferred Stock, in accordance with the terms of, and only to the extent required by the terms of, such Holdings Preferred Stock, provided (a) Holdings applies such amounts to the payment of such dividends, (b) after giving effect to such payment, Borrower shall be in compliance with Section 6.6 on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d), and (c) such dividend payments may only be made with respect to dividends accruing on the Holdings Preferred Stock in the sixth year after the issuance thereof; and

                           (xiii) Holdings may make dividend payments on the Holdings Preferred Stock with amounts received from Borrower described in clause (xii) above."

         (38) Section 6.6(d) of the Credit Agreement is hereby amended by replacing the last reference to the date "1/1/02" contained therein with "1/1/03".

         (39) Section 6.7 of the Credit Agreement is hereby amended by (i) inserting the phrase "(other than any Acquisition Subsidiary)" after the words "Included Subsidiary" in the first line of paragraph (a) thereof, (ii) replacing the number "$25,000,000" in clause (i) of paragraph (f) thereof with the number "$35,000,000", (iii) inserting the phrase "prior to December 31, 1999," at the beginning of clause (ii) of paragraph (f) thereof, (iv) replacing the "and" with a comma at the end of clause (ii) of paragraph (f) thereof, (v) inserting the following as new clause (iii) thereof:

                           "(iii) in any fiscal year after 1999, the aggregate amount for all acquisitions in such fiscal year shall constitute no more than an amount equal to the sum of (A) $25,000,000, (B) an amount equal to the Net Additional Proceeds in connection with any issuance of Additional Senior Subordinated Notes during such fiscal year less the amount of any repayment of Permitted Sponsor Subordinated Debt made with such proceeds during such fiscal year, (C) an amount equal to the net proceeds of any New Tranche B Term Loans made to the Borrower during such fiscal year, (D) an amount equal to the net proceeds of any Permitted Sponsor Subordinated Debt issued to the Borrower or Holdings during such fiscal year and (E) an amount equal to the Preferred Stock Proceeds in connection with any issuance of Holdings Preferred Stock during such fiscal year less the amount of any repayment of Permitted Sponsor Subordinated Debt made with such proceeds during such fiscal year, and"

and (vi) replacing "(iii)" with "(iv)" in clause (iii) of paragraph (f) thereof.

                  (a) Section 6.12(b) of the Credit Agreement is hereby amended by (i) inserting the words "and Additional Related Agreements" after the words "Related Agreements" in clause (i) thereof and (ii) inserting the words "and Additional Related Agreements to which it is a party" after the words "Related Agreements" in clause (iii) thereof.

         (40) Section 6.13 of the Credit Agreement is hereby amended by (i) inserting the words "or any Additional Related Agreement" after the words "Related Agreement" in the fourth line of paragraph (a) thereof and (ii) inserting ", secured Permitted Seller Notes" after the words "Holdings Notes" in each of the second, fourth, ninth and thirteenth lines in paragraph (b) thereof and (iii) replacing paragraph (c) thereof in its entirety with the following:

                           "(c) Borrower shall not designate any Indebtedness as "Designated Senior Indebtedness" or its equivalent (as defined or used in either the Senior Subordinated Note

         Indenture or the Additional Senior Subordinated Note Indenture) for purposes of either the Senior Subordinated Note Indenture or the Additional Senior Subordinated Note Indenture, in either case without the prior written consent of Requisite Lenders."

         (41) Section 6.15 of the Credit Agreement is hereby amended by replacing the parenthetical phrase in clause (e) thereof with the following "(other than obligations under the Credit Documents, the Senior Subordinated Note Related Documents and any Additional Senior Subordinated Note Related Documents or any documentation relating to any Holdings Preferred Stock)".

         (42) Section 8.1(b) of the Credit Agreement is hereby amended by (i) inserting "that constitutes Subordinated Indebtedness, secured Permitted Seller Debt or Holdings Notes or that is" after the parenthetical phrase in the third line of clause (i) thereof and (ii) deleting the phrase "in the individual or aggregate principal amounts" in clause (ii)(1) thereof.

         (43) Section 8.1(n) of the Credit Agreement is hereby amended by inserting the words "and Additional Related Agreements" after the words "Related Agreements" in clause (i) thereof.

         (44) The second sentence of Section 10.8 of the Credit Agreement is hereby amended by (i) replacing the "and" between "10.3" and "10.4" with a comma and (ii) inserting "and 10.20" after "10.4".

         (45) The Credit Agreement is hereby amended by inserting the following new Section after Section 10.19:

                           "10.20. Payment Currency. The obligation of each Credit Party under this Agreement to make payments hereunder in the applicable currency (the "Agreement Currency") shall not be discharged or satisfied by payment, including any tender or recovery pursuant to any judgment expressed in or converted into any other currency (the "Payment Currency") except to the extent that such payment, tender or recovery of the Payment Currency results in the effective receipt by Lenders and the relevant Issuing Banks, as the case may be, of the full amount of the Agreement Currency payable under this Agreement and each Credit Party agrees to indemnify Lenders and the relevant Issuing Banks, as the case may be (and Lenders and the relevant Issuing Banks, as the case may be, shall have an additional legal claim), for any difference between such full amount and the amount effectively received by such Lenders and such Issuing Banks, as the case may be, pursuant to any such payment, tender or recovery. Each Lender's and Issuing Bank's determination of amounts effectively received by such Lender or Issuing Bank shall be presumed correct absent manifest error. The obligations of each Credit Party under this subsection shall survive the termination of this

         Agreement and the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination is hereof."

         (46) The Credit Agreement is hereby amended by adding the form of Exhibit J which is attached hereto as Annex A.

         (47) Exhibit D of the Credit Agreement is hereby amended in its entirety with the form of Exhibit D attached hereto as Annex B.

         (48) The Credit Agreement is hereby amended by adding the form of Exhibit K which is attached hereto as Annex C and the form of Exhibit L which is attached hereto as Annex D.

      2. Consent. The terms and conditions of the Subordinated Note are acceptable to the undersigned, and the loan incurred pursuant to the Subordinated Note will constitute "Permitted Sponsor Subordinated Debt" under the Credit Agreement.

      3. Effectiveness. This Amendment shall not be effective until such time as
(a) the Credit Parties, Administrative Agent, Issuing Bank and as many Lenders as may be necessary to comprise the Second Amendment Requisite Lenders (as hereafter defined) shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent and (b) Borrower shall have paid to Administrative Agent for the account of each Lender signatory hereto an amendment fee in an amount equal to 0.125% of the sum of such Lender's Revolving Commitment and Term Loan Exposure. The "Second Amendment Requisite Lenders" shall mean the following Lenders: (i) Lenders having or holding more than 66-2/3% of the sum of (A) the aggregate Tranche A Term Loan Exposure of all Lenders plus (B) the aggregate Tranche B Term Loan Exposure of all Lenders plus
(C) the aggregate Tranche C Term Loan Exposure of all Lenders plus (D) the aggregate Revolving Exposure of all Lenders and (ii) Requisite Class Lenders having more than 50% of the sum of the aggregate Revolving Exposure and the aggregate Tranche A Term Loan Exposure of all Lenders.

      4. Representations and Warranties of Each Credit Party. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

         (1) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture),
(c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (d) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

         (2) this Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

         (3) on or as of the date hereof, and both before and after giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

         (4) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

         5. Acknowledgments and Covenants of Each Credit Party. Each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment.

         6. Status of Credit Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

         7. Counterparts. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                        MUZAK LLC

                        By:_____________________________
                        Name:___________________________
                        Title:____________________________

                        CANADIAN IMPERIAL BANK OF COMMERCE
                        as Administrative Agent and a Lender

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


                        GOLDMAN SACHS CREDIT PARTNERS L.P., as
                        Syndication Agent and a Lender

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


                        BANKBOSTON, N.A., as Issuing Bank and a Lender

                        By:_____________________________
                        Name:___________________________
                        Title:____________________________

                        MAGNETITE ASSET INVESTORS LLC

                        By:_____________________________
                        Name:___________________________
                        Title:____________________________

                        CARAVELLE INVESTMENT FUND, L.L.C.

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


                        COAST BUSINESS CREDIT, a division of
                        SOUTHERN PACIFIC BANK

                        By:_____________________________
                        Name:___________________________
                        Title:____________________________


                        KZH CNC LLC

                        By:_____________________________
                        Name:___________________________
                        Title:____________________________

                        NORTH AMERICAN SENIOR FLOATING
                        RATE FUND
                        By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


                        CYPRESSTREE SENIOR FLOATING
                        RATE FUND
                        By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        KZH CYPRESSTREE-1 LLC

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        CYPRESSTREE INVESTMENT FUND, LLC
                        By: CypressTree Investment Management Company, Inc. its Managing Member

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                        By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                        By: CypressTree Investment Management Company, Inc. its Managing Member

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


                        CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
                        As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Manager

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        FREMONT INVESTMENT & LOAN

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        MERRILL LYNCH PRIME RATE PORTFOLIO
                        By: Merrill Lynch Asset Management, L.P., as
                        Investment Advisor

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        WINGED FOOT FUNDING TRUST

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                         NEW YORK LIFE INSURANCE COMPANY

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        SANKATY ADVISORS, INC., as
                        Collateral Manager for GREAT POINT
                        CLO 1999-1 LTD.

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        SRF TRADING, INC.

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        STEIN, ROE AND FARNHAM CLO I

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        THE TORONTO-DOMINION BANK

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________

                        VAN KAMPEN PRIME RATE INCOME TRUST

                        By:_____________________________
                        Name:___________________________
                        Title:__________________________


     By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

     MUZAK HOLDINGS LLC

     By:_____________________________
     Name:___________________________
     Title:__________________________
                                      S-32

     MUZAK CAPITAL CORPORATION

     By:_____________________________
     Name:___________________________
     Title:__________________________

     MLP ENVIRONMENTAL MUSIC, LLC

     By:_____________________________
     Name:___________________________
     Title:____________________________

     ELECTRO-SYSTEMS CORPORATION

     By:_____________________________
     Name:___________________________
     Title:____________________________

     BUSINESS SOUND, INC.

     By:_____________________________
     Name:___________________________
     Title:____________________________

     BI ACQUISITION, LLC

     By:_____________________________
     Name:___________________________
     Title:____________________________

                                     ANNEX B


                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT


                                     FORM OF
                                 ISSUANCE NOTICE

              Reference is made to the Credit and Guaranty Agreement, dated as of March 18,1999 (as it may be amended, supplemented or otherwise modified, the "Credit Agreement"), by and among Muzak LLC (formerly known as Audio Communications Network, LLC), a Delaware limited liability company ("Company"), Muzak Holdings LLC, a Delaware limited liability company ("Holdings"), certain Subsidiaries of Company, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication Agent, Canadian Imperial Bank of Commerce, as Administrative Agent and GSCP and CIBC Oppenheimer Corp., as Co-Lead Arrangers. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

              Pursuant to Section 2.2A(b) of the Credit Agreement, Company desires Letters of Credit to be issued in accordance with such Section of the Credit Agreement on _________________ (the "Credit Date") as follows:

      11. Type of Letter of Credit to be issued (Documentary or Standby):

-------------------------------------------------------------------------------

      12. Currency in which Letter of Credit is to be denominated (Dollars or Yen):

-------------------------------------------------------------------------------

      13. Aggregate Face Amount of Letter of Credit to be issued:

-------------------------------------------------------------------------------

      14. Name and Address of the Beneficiary: --------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

      15. Expiration Date:
                         -------------------------------------------------------

         Attached hereto for each such Letter of Credit is either (a) the verbatim text of such proposed Letter of Credit, or (b) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Bank to make payment under such Letter of Credit.

         The undersigned officer of the Company, to the best of his or her knowledge, and the Company certify that (a) as of the Credit Date, the representations and warranties contained in the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; (b) as of the Credit Date no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the issuance contemplated hereby; (c) each Credit Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement or the Credit Documents provide shall be performed or satisfied by it on or prior to the Credit Date; (d) after giving effect to the issuance of the Letter of Credit on the Credit Date, (1) the Letter of Credit Usage will not exceed the Letter of Credit Sublimit and (2) the Foreign L/C Usage will not exceed the Foreign L/C Sublimit then in effect; and
(e) as of such Credit Date, no event has occurred and is continuing or would result from the issuance contemplated hereby that would constitute an Event of Default or a Default.


Date: ____________________          MUZAK LLC


                                                     By: ______________________
                                                            Name:
                                                            Title:

                                       2